================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 20, 2001

                         COMMISSION FILE NUMBER: 1-7959

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                             1111 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)


                         COMMISSION FILE NUMBER: 1-6828

                            STARWOOD HOTELS & RESORTS
     (Exact name of registrant as specified in its organizational documents)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                             1111 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5. OTHER EVENTS.

         In a press release dated November 28, 2001, Starwood Hotels & Resorts Worldwide, Inc. announced the amendment of its Senior Credit Facility. In addition, the Company announced that it will shift from a quarterly dividend to an annual dividend beginning in 2002. The amendment to the Credit Facility and the press release are included as Exhibits 10.1 and 99.1, respectively, and are incorporated by reference herein.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         10.1 Eleventh Amendment to Credit Agreement, dated as of November 20, 2001, among Starwood Hotels & Resorts, SLT Realty Limited Partnership, Starwood Hotels & Resorts Worldwide, Inc., Sheraton Holding Corporation, the lenders to the Credit Agreement, Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents and Lehman Commercial Paper Inc. and Bank of Montreal as Syndication Agents and Bankers Trust Company as Collateral Agent.

         99.1 Press release dated November 28, 2001 of Starwood Hotels & Resorts Worldwide, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS                   STARWOOD HOTELS & RESORTS
                                            WORLDWIDE, INC.


By: /s/ Kenneth S. Siegel                   By: /s/ Kenneth S. Siegel
    -----------------------------               -----------------------------
Name:  Kenneth S. Siegel                    Name:  Kenneth S. Siegel
Title: Vice President, General              Title: Executive Vice President,
       Counsel and Secretary                       General Counsel and Secretary

Dated: November 30, 2001


                                       -3-